FI P1 P2 P4 01/20

SUPPLEMENT DATED JANUARY 27, 2020

TO THE PROSPECTUSES

DATED MAY 1, 2019

franklin INCOME VIP fund

 (a series of Franklin Templeton Variable Insurance Products Trust)

The prospectus is amended as follows:

I.  The following is added to the “Portfolio Managers” section in the “Fund Summaries – Franklin Income VIP Fund” section on page FI-S5 of the prospectus:

Effective on February 1, 2020, the portfolio managers of the Fund will be as follows:

Edward D. Perks, CFA   President and Director of Advisers and portfolio manager of the Fund since 2002.

Brendan Circle, CFA   Portfolio Manager of Advisers and portfolio manager of the Fund since February 2019.

Todd Brighton, CFA   Portfolio Manager of Advisers and portfolio manager of the Fund since 2017.

II.  The following is added to the portfolio manager line-up under the “Fund Details – Franklin Income VIP Fund – Management” section on page FI-D9 of the prospectus:

Effective on February 1, 2020, the portfolio managers of the Fund will be as follows:

Edward D. Perks, CFA

President and Director of Advisers

Mr. Perks has been the lead portfolio manager of the Fund since 2002. He has primary responsibility for the investments of the Fund. He has final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated investment management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time. He joined Franklin Templeton in 1992.

Brendan Circle, CFA

Portfolio Manager of Advisers

Mr. Circle has been a portfolio manager of the Fund since February 2019, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. He joined Franklin Templeton in 2014.

Todd Brighton, CFA

Portfolio Manager of Advisers

Mr. Brighton has been a portfolio manager of the Fund since 2017, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. He joined Franklin Templeton in 2000.

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Please keep this supplement with your prospectus for future reference.